MDWK
MDWerks Inc.

MDWerks, Inc.

Molecular Targeting Technology Platform

Spirits · Wood Products · Industrial Processing · Future Markets

Company Presentation • July 2026

OTCQB: MDWK

Investment Highlights

- ~$400M IP Valuation
- 6-12 Mo. Payback Per System
- 3 Contracts Signed
- $71M+ Revenue Target by 2031
- OTCQB: MDWK

mdwerksinc.com

Forward-Looking Statements

This presentation contains "forward-looking statements." Forward-looking statements also may be included in other publicly available documents issued by MDWK and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "would," "could," "will" and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward-looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause MDWK's actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others such as, but not limited to, economic conditions, changes in laws or regulations, demand for MDWK's products and services, and the effects of competition. Any forward-looking information provided in this presentation should be considered with these factors in mind. We caution investors not to rely unduly on any forward-looking statements. We assume no obligation to update any forward-looking statements contained in this document.

Who We Are — Snapshot of MDWerks, Inc.

1	Technology company pioneering innovative energy wave solutions for a broad spectrum of industries, backed by the nation's leading energy wave experts.
2	Groundbreaking patents systematically applied across diverse industries to transform industrial processes.
3	Patented technology validated through successful field deployments — demonstrating real-world efficiency and sustainability gains.
4	Strategy leverages robust patent portfolio via a licensing model for industrial settings, creating scalable recurring revenue streams.
5	IP portfolio independently valued at approximately $400 million (as of May 31, 2024) by a leading financial advisory firm.

MDWerks: Innovative Energy Wave Technology Solutions

Headquarters	Green Cove Springs, FL
Merger Date[1]	December 2023
Ticker	MDWK
Exchange	OTCQB
Shares Out (6/19/26)	237.3 mm
Recent Price (6/19/26)	$0.07
Market Cap (6/19/26)	$16.6 mm

[1]MDWerks merged with Two Trees Beverage Company on 12/8/23 and acquired RF Specialties, LLC on 12/27/23.

The MDWerks Technology Platform

What Is Molecular Targeting?

MDWerks applies precisely tuned radio frequency and microwave energy to selectively excite specific molecules within a target material. Unlike conventional heat sources — which apply undifferentiated thermal energy to an entire mass — molecular targeting directs energy only at the molecules that need to be affected, at precise locations and frequencies.

How It Differs From Conventional RF / Microwave

Standard RF and microwave systems broadcast energy broadly. The MDWerks platform uses proprietary formulations and equipment to achieve controlled dipole rotation and frictional heating at the molecular level — producing results that broad-spectrum systems cannot replicate.

Why One Platform Spans Many Markets

The underlying mechanism — selective molecular excitation — is not industry-specific. Any process that benefits from precise, controlled energy transfer at the molecular level is a potential application.

Commercial Applications:

→ Spirits rapid aging — deployed, generating revenue

→ Wood products drying — first commercial unit, Aug 2026

Platform in Development:

→ Food & beverage processing

→ Chemical processing & extraction

→ Water technologies & desalination

→ Agriculture & pharmaceuticals

→ Wastewater treatment

The Platform Thesis

MDWerks is not a single-product company. It is a molecular targeting technology platform with a patent estate, proprietary manufacturing know-how, and growing commercial operating experience — applied initially to spirits and wood products, with the same underlying IP available to address multiple additional industrial markets through a recurring licensing model.

IP Protection:

Issued US patents cover the formulation, process, and equipment — creating a multi-layer barrier to replication across each vertical.

Independent Valuation:

IP portfolio appraised at ~$400M (May 2024) by a leading financial advisory firm — based on licensing revenue potential across spirits, wood products, and industrial markets.

Appraisal of Intellectual Property — Intrinsic Value

MDWerks' intellectual property portfolio has been independently valued by a leading financial advisory firm at approximately $400 million (as of May 31, 2024), underscoring the substantial market potential of our patented energy wave technologies.

Key to the patents is the use of radio frequency and microwave energy that can be finely tuned to provide specific molecular targeting, yielding controlled dipole rotation, resulting in frictional heating of only those specific molecules.

Radio frequency and microwave energy can be applied at precise and multiple locations in a system, in ways that conventional single-point heat sources cannot — delivering improved efficiency, higher quality, and reduced processing time.

Independent IP Valuation

~$400M

** as of May 31, 2024*

By Leading Independent Financial Advisory Firm

US Patent Portfolio

Radio frequency and microwave energy patents covering precise molecular targeting in beverage aging, wood drying, and industrial processing sectors.

Intellectual Property & Competitive Moat

A multi-layer competitive advantage that strengthens with every commercial deployment

Patent Estate

Issued US patents cover the formulation (the recipe), the process, and the equipment — creating independent layers of IP protection that competitors must separately circumvent for each vertical market.

Proprietary Manufacturing Know-How

Years of system design, fabrication, and calibration experience are embedded in RFS Specialties, LLC — MDWerks' manufacturing subsidiary. This operational know-how is not captured in any patent and is not transferable through licensing alone.

Commercial Operating Experience

The Two Trees Distillery deployment has produced 50+ SKUs and award-winning products at 5,600 gallons/day capacity. That real-world operating record provides a proof-of-concept foundation no competitor currently holds.

Customer Relationships & Contracts

Three signed contracts with commercial deployments commencing Q3 2026, plus an international fund agreement covering exclusivity in three countries. Existing customer relationships represent a durable asset beyond the underlying technology.

Proprietary Operating Data

Each deployment generates process data, quality benchmarks, and efficiency metrics that are retained by MDWerks. This accumulating dataset informs system optimization and product development in ways that cannot be replicated from a standing start.

Future IP Development

Commercial deployments across multiple verticals are expected to generate additional patentable innovations in formulation, process control, and equipment design — continuously extending the patent estate and widening the competitive gap.

Independent IP appraisal: ~$400M (May 2024) — based on licensing revenue potential across spirits, wood products, and industrial markets

Intellectual Property in the Spirits Industry

Why Patent-Protected Aging Technology Is the Most Defensible Moat in Spirits

Industry IP Landscape

- The spirits industry has historically been locked in traditional aging methods constrained by physical laws — years in barrels.
- Premium whiskey brands command 40-60% price premiums based purely on age statements — creating massive IP opportunity for who can accelerate time.
- Only a handful of companies globally hold patents on non-traditional rapid aging — MDWerks is among the first with a validated, deployed system.

MDWerks IP Advantages

- Patented RF/microwave molecular targeting is the first scientifically proven method to replicate barrel-aging flavor profiles in days.
- IP covers the formulation (the "recipe"), the process, and the equipment — creating a multi-layer patent moat competitors cannot easily circumvent.
- Trademarked "Sustainably Matured™" brand identity adds consumer-facing IP on top of the technical patents.

Commercial IP Value

- $400M+ independent valuation of patent portfolio — based on licensing revenue potential across spirits, wood products, and industrial markets.
- Licensing model means IP generates revenue with every contract — no commodity risk, no inventory risk.
- International spirits fund agreement (April 2025) validates global licensing opportunity across 3 countries.

"The spirits industry has no good solution for accelerating aging — MDWerks holds the patent that makes it commercially viable at scale."

The Problem: Industrial Inefficiency, Rising Costs and Environmental Strain

Traditional industrial processes face significant challenges in efficiency, cost, and environmental sustainability — creating barriers to innovation and hindering industries from meeting modern demands.

01

Inefficient & Resource-Intensive Processes

Traditional methods are slow and rely heavily on natural resources, leading to long production cycles and significant inefficiencies across beverage, drying, desalination and manufacturing operations.

02

Escalating Costs & Environmental Strain

Rising material and energy costs, coupled with unsustainable practices, place significant strain on industries and natural resources — including critical white oak shortages for whiskey barrel production.

03

Limited Technological Alternatives

Industries lack innovative solutions to replace outdated processes, restricting their ability to adapt to modern market demands and achieve manufacturing efficiency goals leading to cost savings.

The Solution: Our Transformative Energy Wave Technology Platform

Our patented energy wave technology introduces specific molecular targeting — applied at precise and multiple locations — delivering improved manufacturing and financial efficiency, higher quality, and reduced processing time versus conventional single-point heat sources.

Cost Efficiency

Reduces operational expenses by lowering energy consumption, processing time and increased speed to market. Minimizes material waste, saving input costs while maintaining high output quality.

Quality & Consistency

Delivers repeatable performance with precise control over processes. Preserves material integrity, ensuring superior and consistent end results.

Sustainability

Cuts material usage by up to 90%, reducing reliance on natural resources. Delivers superior outcomes with significantly reduced energy consumption, emissions and speed to market.

Scalability

Easily integrates into existing systems across multiple industries. Designed for rapid deployment, supporting large-scale applications and future growth.

Why Customers Adopt MDWerks

A side-by-side comparison of traditional manufacturing economics versus the MDWerks platform

MANUFACTURING DIMENSION	TRADITIONAL PROCESS	MDWERKS PLATFORM
Production Cycle Time	Years (spirits) / Hours (wood drying) with conventional methods	Days (spirits rapid aging) / Faster throughput (wood products drying)
Working Capital	High — capital tied up in aging inventory, barrel stock, or fuel costs	Lower — reduced inventory hold time; faster revenue recognition cycle
Resource Consumption	Significant energy, water, and raw material input requirements	Substantially reduced — ~90% less wood in spirits; lower energy in drying
Physical Footprint	Barrel storage facilities, kilns, or large thermal processing equipment	Compact system — eliminates rickhouses, barrels, and large kiln infrastructure
Quality Consistency	Variable — dependent on natural processes and operator experience	Repeatable — computer-controlled parameters deliver consistent output
Environmental Impact	High carbon footprint; significant wood consumption for barrel aging	Lower carbon footprint; minimal wood consumption; chemical-free process
Speed to Market	Constrained by production cycle length and inventory build time	Accelerated by shorter production cycle and on-demand processing capability

Two Trees Distillery — In-House Large Capacity Spirits Rapid Aging System

5,600

Liquid Gallons / Day

Processing Capacity

$1.2M+

Asset Valuation

Unit Value

$2.50

Per Gallon Processed

Revenue Rate

Proprietary Technology — Built by RFS Specialties

Utilizing MDWerks patented radio frequency and microwave energy technology to achieve molecular-level rapid aging — producing award-winning craft spirits at 5,600 gallons/day capacity. Validated by Gold Medal at the 2025 New York World Spirits Competition and Best of Asheville 2025.

RF SPECIALTIES

Process: Radio Frequency + Microwave Molecular Targeting

Capacity: 5,600 gallons/day continuous processing

Output: 50+ SKUs, award-winning spirits products

Built by **RFS Specialties** utilizing MDWerks patented RF technology. **Produces award-winning spirits** through proprietary molecular rapid-aging.

Spirits Rapid Aging System — Spirits Licensing Business Model

February 2025 – Signed contracts to build and deploy new Spirits Rapid Aging Systems ("SRAS") at third-party customer facilities:

Large U.S. Distillery

- First unit on track for completion in Q3 2026
- Second unit to be delivered by year end 2026
- Potential for multiple follow-on orders

Wholesaler and Broker of Bulk Spirits

- First unit expected to be delivered in Q3 2026
- Potential for multiple follow-on orders

April 2025 – Entered into a new agreement with an international spirits investment fund (the "Fund") providing the Fund with limited exclusivity for the deployment of SRAS units in three countries outside the United States.

Spirits Licensing Business Model:

MDWK

→ Upfront: Build and Deploy SRAS Units

→ Ongoing: Service and Maintain SRAS Units

← Recurring Monthly Licensing Payments ($)

← Ancillary Fees for Service and Maintenance ($)

Customers

SRAS — Licensing Model & Financial Metrics

3
Systems
Contracts in Place
Deployment begins Q3 2026

$200K
Avg. Monthly Revenue / System
$50K/month contractual minimum

$1M
Build Cost / Machine
Total per SRAS unit

6-12 Mo.
Expected Payback Period
Estimated per system

Per System ROI Analysis

Volume	Annual Revenue	3-Year FCF	Yr 1 ROI
Low Volume	$660,000	$980,000	-34%
Medium Volume	$1,800,000	$4,400,000	+80%
High Volume	$3,000,000	$8,000,000	+200%

Cumulative Revenue Ramp



$25M
$20M
$15M
$10M
$5M
$0M
$0.2M
$2.0M
$3.7M
$5.7M
$8.3M
$11.7M
$15.9M
$19.5M
Q3'26
Q4'26
Q1'27
Q2'27
Q3'27
Q4'27
Q1'28
Q2'28

RF Technology Applications — Lumber & Wood Products Sector

Commercial Deployment: Scheduled to complete installation of first MSDS unit to one of the leading sawmills and lumber producers in the United States, August 2026.

RFS Specialties, LLC ("RFS") designed, built and tested the MSDS unit, utilizing proprietary molecular energy wave technology to uniformly and cost-effectively adjust moisture content of sawdust for wood pellet production.

Revenue model: Upfront sales proceeds plus ongoing ancillary fees for servicing and maintaining the MSDS unit.

Follow-on potential: Modular expansion of unit throughput with existing customer; technology scalable across multiple wood-products manufacturers.

RF Technology Applications

1	**Molecular Sawdust Drying** RF energy precisely removes moisture from sawdust for wood pellet production.
2	**Molecular Wood Chip Drying** Uniform, energy-efficient RF drying of wood chips for biomass and engineered wood.
3	**Board Straightening** RF-based stress relief and reshaping of warped or bent lumber boards.
4	**Organic Chemical Extraction** RF-driven turpentine and furfural extraction via molecular separation.
5	**Future RF Product Development** Pipeline of RF innovations targeting raw lumber processing and forest products.

Molecular Sawdust Drying System — Scalability, Flexibility, Productivity

Wood pellets have become a popular choice as a green and lower-cost alternative to fossil fuels like coal. Our molecular sawdust drying system offers scalable, flexible solutions for any tonnage of sawdust. It utilizes patented technology to adjust moisture content as required, optimizing it to precise specifications. Precision automation ensures consistent high-quality output with minimal downtime.

01

Scalable Capacity

Designed to handle any tonnage, fitting seamlessly into existing high-capacity lumber operations.

02

Customizable Moisture Control

Achieves any targeted moisture content reduction, consistently producing high-quality dried sawdust for pellet production.

03

Automation & Precision

Features precision automation for controlling temperature and drying parameters, ensuring consistent, repeatable results.

Versus Traditional Methods:

- Quality, uniform results
- Faster drying times
- Lower costs
- Greater productivity
- Modular, scalable and flexible
- Less downtime
- High capacity

A Scalable, Recurring Revenue Model

We deliver our advanced industrial solutions through a service-based model that leverages our patented energy wave technology. By offering our technical equipment through a flexible technology licensing structure, we enable customers to access transformative technology with minimal upfront investment, while securing long-term, predictable revenue streams.

1

Recurring Revenue Streams

- Long-term licensing agreements ensure steady, predictable cash flow.
- Provides a durable revenue base that supports future expansion and valuation growth.

2

Scalable Manufacturing & Deployment

- In-house manufacturing expertise drives efficiency and cost control.
- Targeted deployment across multiple industries, with ability to scale into emerging markets.

3

Customer Retention & Upsell

- Ongoing service agreements and performance optimization foster long-term relationships.
- Opportunities to upsell newer technologies and expand licensing footprints.

4

Strong Unit Economics

- Licensing model maximizes ROI on each piece of equipment.
- High-margin services, including maintenance and upgrades, enhance profitability.

5

Market Penetration & Growth

- Entry into large addressable markets with significant unmet needs.
- Expansion into adjacent sectors offers exponential growth opportunities.

Why the Platform Grows Stronger With Every Deployment

Each commercial installation generates recurring revenue and simultaneously compounds the platform's competitive advantage

A Self-Reinforcing Platform

Most industrial equipment businesses generate revenue once — through the initial sale. MDWerks generates recurring licensing revenue from each deployment, and simultaneously accumulates strategic assets that make the next customer contract easier to close.

Reference customers accelerate sales cycles. Accumulated operating data continuously improves system performance. Manufacturing experience reduces unit cost. Each deployment informs future IP.

Every incremental deployment increases the intrinsic value of the platform itself — not just the revenue line.

Operating Data

Deployments capture process metrics, quality benchmarks, and efficiency data retained by MDWerks to inform optimization and future IP development.

Commercial Validation

Two Trees Distillery produces award-winning spirits at 5,600 gal/day; the first lumber MSDS unit delivers independently referenceable proof of performance.

Reference Customers

Signed customers validate the platform for prospective customers in the same and adjacent verticals, compressing future sales cycles and reducing acquisition cost.

Product Improvements

Field experience drives refinements that improve yield, reliability, and energy efficiency — improving performance for all future system configurations.

Manufacturing Efficiencies

Repeat system builds by RFS Specialties reduce fabrication cost and lead time per unit — improving unit economics with every successive deployment.

Future IP Development

Commercial operating experience is expected to generate additional patentable innovations in formulation, process control, and equipment design.

Higher Switching Costs

Customers whose processes are calibrated to MDWerks systems, and whose quality benchmarks depend on them, face meaningful switching costs over time.

Addressable Markets and Market Drivers

The markets we serve are interconnected by a shared need for efficiency, sustainability, and scalability. Our technology not only addresses existing market demands but also creates opportunities for innovation in emerging sectors.

Beverage Industry — $650B Market

Market: Rapid-aging spirits market projected to grow alongside demand for sustainable production methods.
Key Trend: Growing global spirits consumption and supply-chain pressures for faster production and cost efficiency.

Wood / Adhesives Manufacturing — $992B Market

Market: Expanding adoption of advanced drying technologies in industrial production.
Key Trend: Increasing need for cost and energy efficiency in wood treatment and adhesive curing.

Paper / Forest Products Manufacturing — $180B Market

Market: Wood pellets have become a popular green alternative to fossil fuels.
Key Trend: Growing demand for wood pellets and repurposing of industrial sites driven by renewable energy goals.

Future Markets

- Desalination
- Chemical Extraction
- Wastewater
- Pharmaceuticals
- Food Processing
- Agriculture

Platform Expansion Strategy

A disciplined commercialization roadmap — from proven markets to adjacent and long-term industrial opportunities

CURRENT COMMERCIAL MARKETS	NEAR-TERM EXPANSION	LONG-TERM OPPORTUNITIES
Spirits — Rapid Aging 3 signed licensing contracts; deployment commencing Q3 2026. In-house Two Trees system generating $4.5M/yr recurring.	**Food & Beverage Processing** Molecular targeting applicable to pasteurization, extraction, and ingredient processing across a multi-hundred-billion dollar global market.	**Agriculture** Soil treatment, seed activation, and crop processing applications. Platform adaptability to biological materials under research.
Wood Products — Lumber Drying First commercial MSDS unit at a leading US sawmill, August 2026. Revenue: upfront sale plus recurring service fees.	**Chemical Processing** Selective molecular excitation enables energy-efficient chemical extraction and reaction processes with reduced thermal burden.	**Pharmaceuticals** Precision molecular excitation relevant to drug formulation, API processing, and sterile manufacturing applications.
Industrial Licensing Model Both current markets operate under the same recurring licensing structure — capital-efficient for MDWerks, low upfront cost for customers.	**Water Technologies** Desalination and wastewater treatment applications under evaluation. Precision energy delivery offers efficiency advantages over conventional thermal methods.	**Advanced Materials** Industrial materials processing, adhesive curing, and composite manufacturing represent additional long-cycle opportunities.

Business model: recurring technology licensing fees per deployment — capital-efficient, no commodity exposure, applicable across all verticals

Multi-Year Projections — Scalability & Profitability of Business Model



$75M
$65M
$55M
$45M
$35M
$25M
$15M
$5M
-$5M
$6M
$7M
-$1M
$13M
$8M
$5M
$26M
$11M
$15M
$45M
$20M
$25M
$60M
$28M
$32M
$71M
$32M
$39M
FY 2026
FY 2027
FY 2028
FY 2029
FY 2030
FY 2031
Revenue
Expenses
Profit

Note: Projections are estimates based on contracted minimum licensing rates and management assumptions.

Areas of Growth:

SRAS System Licensing

Revenue accelerates as licenses begin coming online in Q3 2026. Establishes the foundation of our recurring revenue model.

MSD (Molecular Sawdust Drying)

Q1 2026 deployment of first MSDS opens new markets in sustainable manufacturing.

Beverage Contract Projects

Early growth fueled by contracts currently under negotiation in the alcohol industry.

MDWerks Path to Profitability

A clear, stage-gated revenue model — from first licensing contracts to scalable, self-sustaining profitability

PHASE 1

Foundation (Q3 2026 - Q2 2027)

- 3 signed contracts deploy — SRAS-001, 002, 003
- In-house Two Trees SRAS: $4.5M/yr recurring
- First MSD unit installed (August 2026)
- Estimated revenue: $5.7M – $13M
- Capital required: ~$2.5M

Revenue positive — covering operating expenses

PHASE 2

Scaling (Q3 2027 - Q4 2028)

- 4+ pending contracts convert to active deployments
- International SRAS units deployed via fund agreement
- Multiple MSD units in service
- Estimated revenue: $26M – $45M
- Operating leverage kicks in — margins expand

EBITDA positive — generating meaningful profit

PHASE 3

Acceleration (FY 2029 - FY 2031)

- Full pipeline of 12+ SRAS/MSD units generating recurring revenue
- Australia, Tequila & Kentucky contracts active
- IP licensing revenue from additional verticals
- Estimated revenue: $60M – $71M
- ~40%+ profit margin at scale

Self-funding — no additional capital required

Break-Even Timeline & $500K Investment Viability

Break-Even Analysis — Cumulative Cash Flow



$18,000K
$16,000K
$14,000K
$12,000K
$10,000K
$8,000K
$6,000K
$4,000K
$2,000K
$0K
-$2,000K
Q3'26
Q4'26
Q1'27
Q2'27
Q3'27
Q4'27
Q1'28
Cum. Cash Flow ($K)
Cum. Revenue ($K)

Break-even: ~Q4 2026 to Q1 2027 (3-6 months from first deployment)

Is $500K Viable?

YES — Financially Viable

Capital Unlock: $500K funds SRAS-001 — the first external unit (3 mo. to deployment)

Revenue Impact: SRAS-001 generates $2.4M/yr ($200K/mo) in recurring licensing revenue

Payback Period: 6-12 months — fully paid back within first year of operation

3-Year Return: $7.2M+ cumulative revenue from a single unit at medium volume

Upside Option: Additional $500K unlocks SRAS-003 BWBX adding $600K/yr recurring

ROI: ~1,340%+ over 3 years at medium volume

Use of Proceeds — Deploying Investor Capital to Drive Revenue

Every dollar raised is directly tied to deployments that generate predictable, recurring licensing revenue.

Deployment	Capital Needed	% of Round	Annual Recurring Revenue	Timeline
SRAS-001 (Large U.S. Distillery)	**$500,000**	**20%**	**$2.4M/yr recurring**	**Q3 2026**
SRAS-002 (U.S. Distillery — Unit 2)	**$1,000,000**	**40%**	**$2.4M/yr recurring**	**6 mo. from funding**
SRAS-003 BWBX (Bulk Spirits)	**$1,000,000**	**40%**	**$600K/yr recurring**	**6 mo. from funding**
TOTAL RAISE	**$2,500,000**		**$5.4M+/yr Recurring Revenue Potential**	

Signed Contracts
3 in hand
Q3 2026 deployment begins

Payback Period
6-12 Mo.
per SRAS system

IP Valuation
~$400M
independent appraisal

Revenue Target
$71M+
by FY 2031

Note: Projections are estimates based on contracted minimum licensing rates and management assumptions.

Investment Conclusions

1	Remarkably fast payback on investment — estimated 6–12 months per SRAS system
2	Multiple contracts in hand with signed agreements and additional pending discussions
3	Revenue sources from multiple industries: spirits, lumber, adhesives, and future markets
4	Attractive, scalable business model with recurring revenue streams and high margin potential
5	Robust multi-year growth plan targeting $71M+ in annual revenue by FY 2031
6	Guided by highly experienced Board / Leadership Team and leading energy wave experts
7	IP portfolio independently valued at ~$400 million — substantial intrinsic value

Positioned for growth across multiple industries with proven, patented technology

The MDWerks Platform Thesis

MDWerks is commercializing a patented molecular targeting technology platform with applications across multiple industrial sectors. Today, commercialization is underway in spirits and wood products through signed customer contracts and initial deployments. Over time, the same technology platform has the potential to expand into numerous additional industrial markets through recurring licensing relationships — creating a scalable, capital-efficient business supported by proprietary intellectual property and growing commercial validation.

Issued Patents

Multi-layer IP estate: formulation, process, and equipment patents across each vertical

3 Contracts Signed

Commercial deployments commencing Q3 2026 in spirits and wood products sectors

~$400M IP Valuation

Independent appraisal (May 2024) based on licensing revenue potential across multiple markets

Award-Winning Product

Two Trees: 50+ SKUs at 5,600 gal/day; Gold Medal, 2025 NY World Spirits Competition

Forward-Looking Statements

This presentation contains "forward-looking statements." Forward-looking statements also may be included in other publicly available documents issued by MDWK and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "would," "could," "will" and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward-looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause MDWK's actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others such as, but not limited to, economic conditions, changes in laws or regulations, demand for MDWK's products and services, and the effects of competition. Any forward-looking information provided in this presentation should be considered with these factors in mind. We caution investors not to rely unduly on any forward-looking statements. We assume no obligation to update any forward-looking statements contained in this document.